UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2014

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on a Current Report on Form 8-K, Molson Coors Brewing Company (the “Company”) appointed Mark R. Hunter as the Company’s Chief Executive Officer and President, effective January 1, 2015, and the Company’s Board of Directors approved the material terms of Mr. Hunter’s compensation package.

On November 13, 2014, the Board approved an employment agreement between the Company and Mr. Hunter, effective as of January 1, 2015 (the “Employment Agreement”). The material terms of the Employment Agreement include: (i) an annual 2015 base salary of $1 million; (ii) eligibility to earn an annual bonus in 2015 targeted at 135% of base salary; (iii) annual long term equity incentive awards in 2015 targeted at a grant date fair value of $3.5 million; (iv) certain relocation assistance to move to the Company’s Denver, Colorado headquarters; and (v) continued Company contributions to his U.K. based pension for a period of up to five years in lieu of contributions to the Company’s U.S. benefit plans.  Mr. Hunter will also be eligible to continue to participate in the Company’s benefit plans, including the Severance Pay Plan and Change in Control program.  If Mr. Hunter’s employment is involuntarily terminated by the Company (other than for “Cause” as defined in the Employment Agreement), Mr. Hunter will be entitled to a payment in an amount equal to at least twelve months of his then current base salary and twelve months of continued insurance benefits. The Employment Agreement also requires Mr. Hunter to agree to customary confidentiality restrictions and 36-month non-solicitation and non-compete covenants.

The foregoing description of Mr. Hunter’s Employment Agreement is qualified in its entirety by reference to Mr. Hunter’s Employment Agreement, a copy of which is attached as Exhibit 10.1 hereto, and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between Molson Coors Brewing Company and Mark R. Hunter, dated as of November 13, 2014.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date:	November 17, 2014	By:	/s/ Samuel D. Walker
Samuel D. Walker
Chief People and Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between Molson Coors Brewing Company and Mark R. Hunter, dated as of November 13, 2014.